UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities and Exchange Act of 1934

Date of Report: November 25, 2003

Date of earliest event reported: November 24, 2003

Commission File No. 0-20709

D&E COMMUNICATIONS, INC.

(Exact Name of Registrant as specified in its charter)

Pennsylvania (State or other jurisdiction of incorporation)	23-2837108 (IRS Employer Identification Number)

124 East Main Street P.O. Box 458 Ephrata, PA 17522-0458 (Address of principal executive offices)	17522 (Zip Code)

Registrant’s telephone number, including area code: (717) 733-4101

Item 9.	Regulation FD Disclosure

The following information is being furnished pursuant to Item 9 in accordance with the requirements of Regulation FD, Rules 100-103: On November 24, 2003, D&E Communications, Inc. issued a press release attached hereto as Exhibit 99, and incorporated into this Item 9 by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, D&E Communications, Inc. has caused this Report to be signed on its behalf by the undersigned hereunto fully authorized.

D&E COMMUNICATIONS, INC.

By:	/s/ Thomas E. Morell

Thomas E. Morell Senior Vice President, Chief Financial Officer and Treasurer

Date: November 25, 2003

Exhibit Index

Exhibit 99 – Press release regarding launch of digital television service.